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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of Crescent Financial Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Michael G. Carlton and Bruce W. Elder, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below; (a) a Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of shares of common stock of Crescent Financial Corporation, $1.00 par value per share, to be issued in connection with the merger of Crescent State Bank with Centennial Bank, Southern Pines, North Carolina, pursuant to an Agreement and Plan of Reorganization and Merger, dated as of March 12, 2003, by and among Crescent Financial Corporation, Crescent State Bank and Centennial Bank, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Crescent Financial Corporation and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Crescent Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Crescent Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

        IN WITNESS WHEREOF, Crescent Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                    CRESCENT FINANCIAL CORPORATION
                                    (Registrant)

                                    By:   /s/ Michael G. Carlton
                                          -------------------------------------
                                          Michael G. Carlton, President and CEO

Dated:  April 17, 2003

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SIGNATURE                                   CAPACITY
---------                                   --------


/s/ Michael G. Carlton                      President, Chief Executive Officer
----------------------                      and Director
Michael G. Carlton


/s/ Bruce W. Elder                          Chief Financial Officer; Principal
------------------                          Accounting Officer
Bruce W. Elder


/s/ Brent D. Barringer                      Director
----------------------
Brent D. Barringer


/s/ Joseph S. Colson, Jr.                   Director
-------------------------
Joseph S. Colson, Jr.


/s/ Bruce I. Howell                         Director
-------------------
Bruce I. Howell


/s/ James A. Lucas                          Director
------------------
James A. Lucas


/s/ Kenneth A. Lucas                        Director
--------------------
Kenneth A. Lucas


/s/ Sheila Hale Ogle                        Director
--------------------
Sheila Hale Ogle


/s/ Jon S. Rufty                            Director
----------------
Jon S. Rufty


/s/ Stephen K. Zaytoun                      Director
----------------------
Stephen K. Zaytoun